MUNDER MICHIGAN TAX-FREE BOND FUND

Class A, B, C, K & Y Shares

Supplement Dated May 20, 2005

to Prospectus Dated October 31, 2004

Investors are advised of the following changes to the Principal Investment Strategies and Performance Benchmarks for the Munder Michigan Tax-Free Bond Fund:

CHANGE IN PRINCIPAL INVESTMENT STRATEGIES

The fourth paragraph under the heading “Principal Investment Strategies” that begins on page 1 of the Prospectus is deleted and replaced in its entirety with the following:

The Fund invests primarily in Michigan municipal obligations that have remaining maturities of between 0 and 15 years. The Fund’s dollar-weighted average maturity will generally range between 3 and 10 years.

CHANGE IN PERFORMANCE BENCHMARKS

The Fund’s benchmarks have been changed to more closely reflect the revised investment strategies of the Fund. The new benchmarks, which were created on or about January 1, 2005 and therefore do not have performance history for past calendar years, are the Lehman Brothers Municipal Managed Money Short Term Index and a blended index made up of 50% Lehman Brothers Municipal Managed Money Short Term Index and 50% Lehman Brothers Municipal Managed Money Short/Intermediate Index. The Lehman Brothers Municipal Managed Indexes, which were designed to be used as benchmarks for professional money managers, include municipal bonds issued within the last five years that are rated at least Aa3 and exclude alternative minimum tax (AMT) bonds and airline, hospital, housing and tobacco bonds. The Short Term Index is limited to bonds with maturities between one and five years, while the Short/Intermediate Index is limited to bonds with maturities between one and ten years.

Previously, the Fund’s benchmarks were the Lehman Brothers 15-Year Municipal Bond Index and a blended index made up of  1/3 Lehman Brothers 10-Year Municipal Bond Index,  1/3 Lehman Brothers 15-Year Municipal Bond Index, and  1/3 Lehman Brothers 20-Year Municipal Bond Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

1